MUNDOVAL FUND
GLOBAL VALUE INVESTING

As of March 31, 2021

INVESTMENT STRATEGY

The Mundoval Fund seeks long-term capital appreciation by investing in U.S. and international businesses.

The Fund's strategy focuses on value style investing by owning shares of companies believed to be trading at a discount to their intrinsic value.

DIFFERENTIATING FACTORS

- Portfolio Manager invested alongside clients.
- Long-term, multi-year investment horizon and low turnover of portfolio holdings.
- Consistent application of investment philosophy through market cycles.
- Conservative business valuation estimates that prioritize free cash flow generation.

Portfolio Manager
Arthur Q. Johnson, CFA
Since fund inception

Investment Advisor
Mundoval Capital Management, Inc.
7855 Ivanhoe Ave., Suite 210
La Jolla, CA 92037
(858) 454-4837
www.mundoval.com

GEOGRAPHIC DIVERSIFICATION



2.45%
27.90%
69.65%
Domestic
International
Net Cash [1]

[1]*Net Cash represents cash equivalents and*

INDUSTRY DIVERSIFICATION

Information Technology	25.34%
Consumer Staples	16.91%
Communication Services	16.39%
Consumer Discretionary	15.13%
Financials	12.58%
Healthcare	8.72%
Industrials	2.20%
Energy	0.28%
Utilities	0.00%
Materials	0.00%
Net Cash[1]	2.45%

TOP 10 HOLDINGS

Mastercard Inc.	11.13%
Apple, Inc.	10.50%
LVMH Moët Hennessey Louis Vuitton ADR	6.27%
The Estée Lauder Companies, Inc.	5.68%
Alphabet, Inc. Class C	5.67%
Alphabet, Inc. Class A	5.64%
T. Rowe Price Group, Inc.	4.36%
Nike, Inc.	4.15%
Bank of America Corporation	3.78%
Taiwan Semiconductor Ltd.	3.47%

FUND FACTS

Ticker	MUNDX
CUSIP	62613P202
Inception Date	9/3/2004
Total Holdings	34
2020 Portfolio Turnover	2.30%
Net Assets (millions)	$25.60
Total Expense Ratio	1.51%

No sales loads or distribution fees.

AVERAGE ANNUAL TOTAL RETURNS [2]



Mundoval Fund
MSCI World Index
3.94% 4.92%
49.88% 54.03%
14.53% 12.80%
14.55% 13.35%
8.62% 9.73%
9.77% 9.87%
8.09% 8.28%
1Q 2021
Non-annualized
1-Year
3-Year
5-Year
7-Year
10-Year
Since Inception*

HYPOTHETICAL GROWTH OF $10,000 SINCE INCEPTION [2,3]



$40,000
$35,000
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$36,288
2005
2010
2015
2020

[3]*A hypothetical $10,000 investment in the Fund at inception on 9/3/04* would have been worth $36,288.07 on 3/31/21. All returns include change in share prices, and reinvestment of any dividends and capital gains distributions. This chart does not imply future performance.*

[2]RISKS & IMPORTANT CONSIDERATIONS

Performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. All returns include change in share prices, and reinvestment of any dividends and capital gains distributions. Current performance may be lower or higher than the performance data quoted. Indices shown are broad-based, unmanaged indices commonly used to measure performance of U.S. and world stocks. These indices do not incur expenses and are not available for investment. You may obtain performance data current to the most recent month-end by calling the transfer agent at 1-877-59-FUNDS. You should consider the investment objectives, risks, and charges and expenses of the fund carefully before investing. The prospectus contains this and other information about the fund. You may obtain a prospectus by calling 1-877-59-FUNDS. The prospectus should be read carefully before investing.

MUNDOVAL FUND
GLOBAL VALUE INVESTING

1Q21 Quarterly Commentary

Portfolio Review:

The Mundoval Fund returned 3.94% in the first quarter versus 4.92% for the MSCI World Index during the same period. Since inception of the Fund on September 3, 2004, the average rate of return for the Mundoval Fund has been 8.09% versus 8.28% for the MSCI World Index.

Positive factors impacting performance for the Fund during the quarter included the Financial Sector (Bank of America, Citigroup & T. Rowe Price Group) and Industrials Sector (Boeing Company & Raytheon Technologies). Negative factors included the Information Technology Sector (Apple, Inc. & Alibaba Group) and Consumer Staples (Unilever and Nestle).

During the quarter shares of Viacom and Biogen were sold to provide liquidity to purchase new shares of **CVS Health Corporation, Merck & Co., Fresenius Medical Care, Intel Corporation** and **Tyson Foods, Inc.** The geographic diversification of the Fund as of March 31, 2021 was 69.65% domestic stocks, 27.90% international stocks and 2.45% cash equivalents. The Fund owned shares of common stock in 33 companies.

Manager Commentary:

U.S. and Global stock markets rose in the first quarter as vaccination progress convinced more investors that the economy will emerge in good shape after pandemic lockdowns. The S&P 500 Stock Index and Dow Jones Industrial Average rose by 5.77% and 7.76% respectively, while International stocks, as measured by the MSCI EAFE Index, rose by 3.5%. It is interesting to note that although inflation remains low, the 10 US Treasury bond yield has increased from 0.93% at year end last December to 1.74% at the end of the first quarter.

During the 1st Quarter of the year **Taiwan Semiconductor Manufacturing Co.**, a major chip supplier to **Apple Inc.**, confirmed that it would invest $100 billion over the next three years to increase production capacity as demand surges. Southwest Airlines announced that it will purchase 100 of **The Boeing Company** 737 Max model as it plans to retire older jets, sticking with the manufacturer that has been the backbone of its fleet for 50 years. **Facebook, Inc.** announced that it is preparing to bring back staff and will begin allowing offices to function at 10% capacity in May and 50% capacity in September. Last year **Facebook, Inc.**'s workforce grew by 30% or almost 14,000 jobs. Distilled spirits manufacturer, **Diageo PLC**, announced an increase in its semi-annual dividend by 2% after significant increases in sales of liquor at supermarkets and online, as consumers bought alcohol to drink at home during the pandemic.

Thank you for your business and continued support.
Sincerely yours,
Arthur Q. Johnson, CFA

Average Annualized Total Returns as of March 31, 2021

	1Q 2021 (Non-Annualized)	1-Year	3-Year	5-Year	7-Year	10 Year	Since Inception (9/3/04)
Mundoval Fund	3.94%	49.88%	14.53%	14.55%	8.62%	9.77%	8.09%
MSCI World Index	4.92%	54.03%	12.80%	13.35%	9.73%	9.87%	8.28%

Performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. All returns include change in share prices, and reinvestment of any dividends and capital gains distributions. Current performance may be lower or higher than the performance data quoted. Indices shown are broad-based, unmanaged indices commonly used to measure performance of U.S. and world stocks. These indices do not incur expenses and are not available for investment. You may obtain performance data current to the most recent month-end by calling the transfer agent at 1-877-59-FUNDS. The Fund's total expense ratio is 1.51%. You should consider the investment objectives, risks, and charges and expenses of the fund carefully before investing. The prospectus contains this and other information about the Fund. You may obtain a prospectus by calling 1-877-59-FUNDS. The prospectus should be read carefully before investing.